                                                                  EX 99(g)(2)(i)

                    AMENDMENT TO SECURITIES LENDING AGREEMENT


         AMENDMENT {"Amendment"), dated October 3, 2001, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between The Chase Manhattan Bank ("Chase") and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, its hereby agreed between Chase and each Lender as follows:

1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.


THE CHASE MANHATTAN BANK                         DELAWARE FUNDS



By:  /s/George S. Snyder                         By:  /s/David K. Downes
     -------------------                              ------------------
Name:  George S, Snyder                          Name:  David K. Downes
       ----------------                                 ---------------
Title  Vice President                            Title:  President, CEO, CFO
       --------------                                    -------------------
Date:  October 9, 2001                           Date:  October 3, 2001
       ---------------                                  ---------------

                                   SCHEDULE A

                    SCHEDULE OF ACCOUNTS ELIGIBLE FOR LENDING

CURRENTLY LENDING:
---------------------------------------------------------------------------------------------------------
             *Domestic                                                                    APPROVED
             ---------
---------------------------------------------------------------------------------------------------------
               Titan                                                                   Yes         No
               -----                                                                   ---         --
---------------------------------------------------------------------------------------------------------
           P50665                                      DELAWARE GROUP PREMIUM FUND/     X
                                                             GROWTH & INCOME SERIES
---------------------------------------------------------------------------------------------------------
           P50669                                      DELAWARE GROUP PREMIUM FUND/     X
                                                                    BALANCED SERIES
---------------------------------------------------------------------------------------------------------
           P50670                                      DELAWARE GROUP PREMIUM FUND/     X
                                                        GROWTH OPPORTUNITIES SERIES
---------------------------------------------------------------------------------------------------------
           P50671                                      DELAWARE GROUP INCOME FUNDS/     X
                                                                    DELCHESTER FUND
---------------------------------------------------------------------------------------------------------
           P50672                                      DELAWARE GROUP PREMIUM FUND/     X
                                                                       TREND SERIES
---------------------------------------------------------------------------------------------------------
           P50676                                    DELAWARE GROUP EQUITY FUNDS I/     X
                                                                      BALANCED FUND
---------------------------------------------------------------------------------------------------------
           P50677                                    DELAWARE GROUP EQUITY FUNDS I/     X
                                                                         DEVON FUND
---------------------------------------------------------------------------------------------------------
           P50684                                   DELAWARE GROUP EQUITY FUNDS IV/     X
                                                          GROWTH OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------
           P50685                                    DELAWARE GROUP EQUITY FUNDS V/     X
                                                               SMALL-CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
           P82406                                  DELAWARE GROUP EQUITY FUNDS III/     X
                                                                         TREND FUND
---------------------------------------------------------------------------------------------------------
           P82404                                   DELAWARE GROUP EQUITY FUNDS II/     X
                                                         DECATUR EQUITY INCOME FUND
---------------------------------------------------------------------------------------------------------
           P82405                                   DELAWARE GROUP EQUITY FUNDS II/     X
                                                               GROWTH & INCOME FUND
---------------------------------------------------------------------------------------------------------


CURRENTLY LENDING:
---------------------------------------------------------------------------------------------------------
          *International                                                                  APPROVED
          --------------
---------------------------------------------------------------------------------------------------------
               Titan        GTI                                                        Yes         No
               -----        ---                                                        ---         --
---------------------------------------------------------------------------------------------------------
           P81294           7689                       DELAWARE GROUP PREMIUM FUND/     X
                                                        INTERNATIONAL EQUITY SERIES
---------------------------------------------------------------------------------------------------------
           P81295           7690                             DELAWARE POOLED TRUST/     X
                                                     INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------
           P81296           7691                             DELAWARE POOLED TRUST/     X
                                                      GLOBAL FIXED INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------
           P81297           7692                             DELAWARE POOLED TRUST/     X
                                                LABOR SELECT INT'L EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------
           P81298           7693       DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS/     X
                                                    INTERNATIONAL VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------

                    SCHEDULE OF ACCOUNTS ELIGIBLE FOR LENDING

----------------------------------------------------------------------------------------------------------
     TITAN        GTI                                                JANUARY      FEBRUARY      MARCH
     -----        ---
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    P50665                                GROWTH AND INCOME SERIES   $
----------------------------------------------------------------------------------------------------------
    P50669                                         BALANCED SERIES   $
----------------------------------------------------------------------------------------------------------
    P50670                             GROWTH OPPORTUNITIES SERIES   $
----------------------------------------------------------------------------------------------------------
    P50671                                         DELCHESTER FUND   $
----------------------------------------------------------------------------------------------------------
    P50672                                            TREND SERIES   $
----------------------------------------------------------------------------------------------------------
    P50676                                           BALANCED FUND   $
----------------------------------------------------------------------------------------------------------
    P50677                                              DEVON FUND   $
----------------------------------------------------------------------------------------------------------
    P50684                               GROWTH OPPORTUNITIES FUND   $
----------------------------------------------------------------------------------------------------------
    P50685                                    SMALL-CAP VALUE FUND   $
----------------------------------------------------------------------------------------------------------
    P82406                                              TREND FUND   $
----------------------------------------------------------------------------------------------------------
    P81294        7689                 INTERNATIONAL EQUITY SERIES   $
----------------------------------------------------------------------------------------------------------
    P81295        7690              INTERNATIONAL EQUITY PORTFOLIO   $
----------------------------------------------------------------------------------------------------------
    P81296        7691               GLOBAL FIXED INCOME PORTFOLIO   $
----------------------------------------------------------------------------------------------------------
    P81297        7692         LABOR SELECT INT'L EQUITY PORTFOLIO   $
----------------------------------------------------------------------------------------------------------
    P81298        7693                   INTERNATIONAL EQUITY FUND   $
----------------------------------------------------------------------------------------------------------